UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2023

Magnachip Semiconductor Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd. 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +82 (2) 6903-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Effective May 19, 2023, the Board of Directors (the “Board”) of Magnachip Semiconductor Corporation (the “Company”) increased the size of the Board to seven members and appointed Gilbert Nathan as a director of the Company to serve until the 2024 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. Mr. Nathan has been named to the Strategic Review Committee of the Board.

Mr. Nathan will participate in the Company’s independent director compensation program. He will receive the following compensation in connection with his service on the Board:

          a.          an annual RSU grant valued at $165,000 for service on the Board with such grant to vest in full on the earlier of the first anniversary of the date of grant and the date of the Company’s next Annual Meeting of Stockholders; and

          b.          a quarterly cash retainer of $18,750 for service on the Board.

The Company also entered into its standard form of indemnification agreement with Mr. Nathan in connection with his appointment to the Board.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Nathan had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended. No arrangement or understanding exists between Mr. Nathan and any other person pursuant to which Mr. Nathan was selected as a director of the Company, other than the agreement by and among the Company, Jackson Square Advisors LLC, GT Investments II Corp, and Mr. Nathan, which was previously disclosed and summarized under Item 1.01 in our Current Report on Form 8-K filed on April 13, 2023, which summary is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: May 23, 2023	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, General Counsel and Secretary